UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 09, 2005

                       (Date of earliest event reported):


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                        0-22196               13-3475943
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)


           Three University Plaza
            Hackensack, NJ 07601                                 07601
  (Address of principal executive offices)                    (Zip Code)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 9, 2005, Jack Abuhoff vested in full in options to purchase 100,000 shares of common stock with an exercise price of $3.75 per share that were granted to him under the Company's 2001 Stock Option Plan on August 19, 2004. Mr. Abuhoff agreed that (i) until January 19, 2006 he would not sell, pledge or otherwise dispose of more than 33,333 shares ("Option Shares") issued or issuable on exercise of these options, and that (ii) during each subsequent period from the 19th day of any calendar month until the 18th day of the next calendar month he would not sell, pledge or otherwise dispose of a number of Option Shares greater than the "Base Number" for that period, less Option Shares previously sold. The Base Number for Mr. Abuhoff is 35,416 for the period from January 19, 2006 until the close of business on February 18, 2006, and increases by 2,083 for each succeeding period from the 19th day of each calendar month to the 18th day of the next calendar month. Jack Abuhoff is the Company's Chairman of the Board of Directors and Chief Executive Officer.

      On December 9, 2005, George Kondrach vested in full in options to purchase 200,000 shares of common stock with an exercise price of $3.35 per share that were granted to him under the Company's 1998 Stock Option Plan on November 10, 2003. Mr. Kondrach agreed that (i) until January 10, 2006 he would not sell, pledge or otherwise dispose of more than 104,167 shares ("Option Shares") issued or issuable on exercise of these options, and that (ii) during each subsequent period from the 10th day of any calendar month until the 9th day of the next calendar month he would not sell, pledge or otherwise dispose of a number of Option Shares greater than the "Base Number" for that period, less Option Shares previously sold. The Base Number for Mr. Kondrach is 108,334 for the period from January 10, 2006 until the close of business on February 9, 2006, and increases by 4,167 for each succeeding period from the 10th day of each calendar month to the to the 9th day of the next calendar month. George Kondrach is the Company's Executive Vice President.

      On December 9, 2005, Stephen Agress vested in full in options to purchase 40,000 shares of common stock with an exercise price of $3.35 per share that were granted to him under the Company's 1998 Stock Option Plan on November 10, 2003. Mr. Agress agreed that (i) until January 10, 2006 he would not sell, pledge or otherwise dispose of more than 20,836 shares ("Option Shares") issued or issuable on exercise of these options, and that (ii) during each subsequent period from the 10th day of any calendar month until the 9th day of the next calendar month he would not sell, pledge or otherwise dispose of a number of Option Shares greater than the "Base Number" for that period, less Option Shares previously sold. The Base Number for Mr. Agress is 21,669 for the period from January 10, 2006 until the close of business on February 9, 2006, and increases by 833 for each succeeding period from the 10th day of each calendar month to the to the 9th day of the next calendar month. Stephen Agress is the Company's Vice President of Finance and Chief Accounting Officer.

      On December 9, 2005, each of Todd Solomon, Louise Forlenza, John Marozsan and Haig Bagerdjian vested in full in options to purchase 30,000 shares of common stock with an exercise price of $3.69 per share that were granted to him or her under the Company's 2005 and 1998 Stock Option Plans on November 14, 2003. Each of these persons agreed that (i) until January 14, 2006 he or she would not sell, pledge or otherwise dispose of more than 15,625 shares ("Option Shares") issued or issuable on exercise of these options and (ii) during each subsequent period from the 14th day of any calendar month until the 13th day of the next calendar month he or she would not sell, pledge or otherwise dispose of a number of Option Shares greater than the "Base Number" for that period, less Option Shares he or she previously sold. The Base Number for each of these persons is 16,250 for the period from January 14, 2006 until the close of business on February 13, 2006, and increases by 625 for each succeeding period from the 14th day of each calendar month to the to the 13th day of the next calendar month. Todd Solomon, Louise Forlenza, John Marozsan and Haig Bagerdjian are directors of the Company, and Todd Solomon is Vice Chairman of the Board of Directors.

      The foregoing summary is qualified by reference to the forms of the new vesting and lock-up agreements that are filed as exhibits herewith.


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

ITEM 9.01. Financial Statements and Exhibits

(c)   Exhibits

----------------------------------------------------------------------------------------------------------
10.1.   1995 Stock Option Plan                          Incorporated herein by reference from Exhibit A to
                                                        the Definitive Proxy dated August 10, 1995.
----------------------------------------------------------------------------------------------------------
10.2.   1998 Stock Option Plan                          Incorporated herein by reference from Exhibit A to
                                                        Definitive Proxy dated October 5, 1998
----------------------------------------------------------------------------------------------------------
10.3.   2001 Stock Option Plan                          Incorporated herein by reference from Exhibit A to
                                                        the Definitive Proxy dated June 29, 2001.
----------------------------------------------------------------------------------------------------------
10.4.   Form of 1995 Stock Option Agreement             Filed herewith
----------------------------------------------------------------------------------------------------------
10.5.   Form of 1998 Stock Option Agreement             Filed herewith
        for Directors
----------------------------------------------------------------------------------------------------------
10.6.   Form of 1998 Stock Option Agreement             Filed herewith
        for Officers
----------------------------------------------------------------------------------------------------------
10.7.   Form of 2001 Stock Option Agreement             Filed herewith
----------------------------------------------------------------------------------------------------------
10.8.   Form of new vesting and lock-up agreement       Filed herewith
        for each of Haig Bagerdjian,
        Louise Forlenza, John Marozsan and
        Todd Solomon
----------------------------------------------------------------------------------------------------------
10.9.   Form of new vesting and lock-up agreement       Filed herewith
        for Jack Abuhoff
----------------------------------------------------------------------------------------------------------
10.10.  Form of new vesting and lock-up agreement       Filed herewith
        for George Kondrach
----------------------------------------------------------------------------------------------------------
10.11.  Form of new vesting and lock-up agreement       Filed herewith
        for Stephen Agress
----------------------------------------------------------------------------------------------------------


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INNODATA ISOGEN, INC.


Date: December 15, 2005                      By: /s/ Stephen Agress
                                                 -------------------------------
                                                 Stephen Agress
                                                 Vice President, Finance

                                           INDEX TO EXHIBITS

----------------------------------------------------------------------------------------------------------
10.1.   1995 Stock Option Plan                          Incorporated herein by reference from Exhibit A to
                                                        the Definitive Proxy dated August 10, 1995.
----------------------------------------------------------------------------------------------------------
10.2.   1998 Stock Option Plan                          Incorporated herein by reference from Exhibit A to
                                                        Definitive Proxy dated October 5, 1998
----------------------------------------------------------------------------------------------------------
10.3.   2001 Stock Option Plan                          Incorporated herein by reference from Exhibit A to
                                                        the Definitive Proxy dated June 29, 2001.
----------------------------------------------------------------------------------------------------------
10.4.   Form of 1995 Stock Option Agreement             Filed herewith
----------------------------------------------------------------------------------------------------------
10.5.   Form of 1998 Stock Option Agreement             Filed herewith
        for Directors
----------------------------------------------------------------------------------------------------------
10.6.   Form of 1998 Stock Option Agreement             Filed herewith
        for Officers
----------------------------------------------------------------------------------------------------------
10.7.   Form of 2001 Stock Option Agreement             Filed herewith
----------------------------------------------------------------------------------------------------------
10.8.   Form of new vesting and lock-up agreement       Filed herewith
        for each of Haig Bagerdjian,
        Louise Forlenza, John Marozsan and
        Todd Solomon
----------------------------------------------------------------------------------------------------------
10.9.   Form of new vesting and lock-up agreement       Filed herewith
        for Jack Abuhoff
----------------------------------------------------------------------------------------------------------
10.10.  Form of new vesting and lock-up agreement       Filed herewith
        for George Kondrach
----------------------------------------------------------------------------------------------------------
10.11.  Form of new vesting and lock-up agreement       Filed herewith
        for Stephen Agress
----------------------------------------------------------------------------------------------------------


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